SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Natixis Funds Trust II

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April 2010	Your vote is important!

Dear Shareholder:

A special meeting of shareholders of Natixis Funds, Loomis Sayles Funds and the Hansberger International Series (“the Funds”) has been scheduled for Thursday, May 27, 2010. Each fund family is served by a common Board of Trustees. The purpose of the special meeting is for shareholders to elect four members to this Board. These four members are currently serving as Trustees as a result of their previous appointment by the Board, but have not yet been elected by shareholders. Please see the enclosed proxy statement for more detailed information.

Your vote counts

Your vote is extremely important. Please take a few moments to vote your shares, whether or not you plan to attend the meeting. Computershare, a professional proxy solicitation firm, has been retained to assist the Funds in obtaining shareholder votes. If we do not receive enough votes to hold the meeting, we will be required to re-solicit shareholders at additional expense to the Funds.

The enclosed proxy statement provides detailed information about this important proposal. The special shareholder meeting will be held at 2:00 p.m. Eastern time on May 27, 2010 at the offices of Natixis Asset Management Advisors, L.P., 399 Boylston Street, 10th floor, Boston, Massachusetts 02116.

Voting options – it’s your choice – it’s easy and convenient

Through the Internet at https://vote.proxy-direct.com/nat

By touch-tone telephone at 866-241-6192.

By mail - Simply complete and return the enclosed proxy card. A postage-paid envelope is enclosed for your convenience.

In person - Vote your shares in person at the meeting. Please check the box on the proxy card indicating that you plan to attend the meeting.

If you vote using the Internet, telephone or in person, you do not need to mail your proxy card. If you want to change your vote, you may do so by using the proxy card, Internet, telephone or by voting in person.

Sincerely,

David L. Giunta President, Natixis Funds	Robert Blanding President, Loomis Sayles

160310

SH277-0410

Natixis Distributors, L.P. (fund distributor), Loomis, Sayles & Company, L.P. and Hansberger Global Investors are affiliated.

Natixis Distributors, L.P.     399 Boylston St.    Boston, MA 02116

Natixis Funds, Loomis Sayles Funds and Hansberger International Series

399 Boylston Street

Boston, Massachusetts 02116

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on May 27, 2010

To the Shareholders of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and Gateway Trust (the “Trusts”):

A Special Meeting of the Shareholders of each Trust will be held at 2:00 p.m. on May 27, 2010 at the offices of Natixis Asset Management Advisors, L.P., located at 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, for the following purposes:

1.	To elect Trustees for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and Gateway Trust, with each Trust voting separately;

2.	To approve changes to each Hansberger International Series Fund’s fundamental investment policy relating to investments in real estate; open-end investment companies; interests in oil, gas or minerals; and commodities;

3.	To approve changes to each Hansberger International Series Fund’s fundamental investment policy relating to a Hansberger International Series Fund acting as an underwriter, issuing senior securities, or purchasing on margin;

4.	To approve changes to each Hansberger International Series Fund’s fundamental investment policy relating to lending money;

5.	To approve changes to each Hansberger International Series Fund’s fundamental investment policies relating to borrowing money and mortgaging, pledging or hypothecating a Hansberger International Series Fund’s assets; and

6.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Trusts has fixed the close of business on April 1 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

By order of the Board of Trustees,

COLEEN DOWNS DINNEEN,

Secretary

Boston, Massachusetts

April 12, 2010

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE MEETING PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY INTERNET OR BY TELEPHONE; OR, IF YOU PREFER, KINDLY MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE (WHICH IS POSTAGE PREPAID, IF MAILED IN THE UNITED STATES).

PROXY STATEMENT

Natixis Funds Trust I

Natixis Funds Trust II

Natixis Funds Trust IV

Natixis Cash Management Trust

Loomis Sayles Funds I

Loomis Sayles Funds II

Hansberger International Series

Gateway Trust

(the “Trusts”)

399 Boylston Street

Boston, MA 02116

Natixis Funds Trust I

Absolute Asia Dynamic Equity Fund

CGM Advisor Targeted Equity Fund

Hansberger International Fund

Loomis Sayles Core Plus Bond Fund

Natixis Income Diversified Portfolio

Natixis U.S. Diversified Portfolio

Vaughan Nelson Small Cap Value Fund

Natixis Funds Trust II

ASG Diversifying Strategies Fund

ASG Global Alternatives Fund

Harris Associates Large Cap Value Fund

Vaughan Nelson Value Opportunity Fund

Natixis Funds Trust IV

AEW Real Estate Fund

Natixis Cash Management Trust

Money Market Series

Hansberger International Series

Hansberger All Countries Fund

Hansberger Emerging Markets Fund

Hansberger International Core Fund

Hansberger International Growth Fund

Hansberger International Value Fund

Gateway Trust

Gateway Fund

Loomis Sayles Funds I

Loomis Sayles Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Fixed Income Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Securitized Asset Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Funds II

Loomis Sayles Disciplined Equity Fund

Loomis Sayles Global Markets Fund

Loomis Sayles Growth Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Mid Cap Growth

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Strategic Income Fund

Loomis Sayles Value Fund

(each a “Fund” and together the “Funds”)

Each Trust is governed by a Board of Trustees (the “Trustees”), which is responsible for generally overseeing the conduct of Fund business. The Trustees are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of each Fund (the “Meeting”). The Meeting has been called to be held at 2:00 p.m. on May 27, 2010 at the offices of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), 399 Boylston Street, 10th floor, Boston, Massachusetts 02116. The Presidents’ Letter to Shareholders, meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record as of April 1, 2010 (the “Record Date”) beginning on or about April 15, 2010.

The following proposals will be considered and acted upon at the Meeting:

Proposal		Page
Proposals Relating to Each Trust
1	To elect four nominees to the Board of Trustees of each Trust	3
Proposals Relating Only to the Funds Comprising the Hansberger International Series (the “HIS Funds”)
2-A	To approve changes to each HIS Fund’s fundamental investment policy relating to investments in real estate; open-end investment companies; interests in oil, gas, or minerals; and commodities	32
2-B	To approve changes to each HIS Fund’s fundamental investment policy relating to an HIS Fund acting as an underwriter, issuing senior securities, or purchasing on margin	34
2-C	To approve changes to each HIS Fund’s fundamental investment policy relating to lending money	35
2-D	To approve changes to each HIS Fund’s fundamental investment policies relating to borrowing money and mortgaging, pledging, or hypothecating an HIS Fund’s assets.	35

Each proposal will be implemented if approved by shareholders or the relevant Trust or Fund, as applicable, and is not contingent on the approval of any other proposal.

Shareholders of record at the Record Date are entitled to notice of and to vote at the Meeting and any adjourned session.

I. PROPOSAL 1: ELECTION OF TRUSTEES

Background.

The purpose of this proposal is for shareholders to elect four nominees to the Board of Trustees of each Trust. These four nominees are currently serving as Trustees as a result of their previous appointment by the Board. Pursuant to the provisions of each Trust’s current Declaration of Trust, the Trustees have determined that the number of Trustees shall be fixed at eleven. It is intended that the persons named as proxies will vote in favor of the election of all of the four nominees listed below, unless such authority has been withheld. Should the nominees be elected, each nominee’s term of office will be until his successor is elected and qualified, or until he sooner dies, retires, is removed or becomes disqualified. If a nominee should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than eleven or to leave a vacancy in the Board. The required vote is discussed below in “Other Information—Required Vote.”

All of the persons named below currently are Trustees of the Trusts and have served in that capacity continuously since originally elected or appointed (except for Mr. Allison, as described in the “Information About the Trustees” table below), including the four nominees who are the subject of this proposal. Messrs. Graham T. Allison, Jr., Edward A. Benjamin, Robert J. Blanding, Daniel M. Cain and John T. Hailer, and Mses. Sandra O. Moose and Cynthia L. Walker were elected as Trustees by shareholders of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I and Loomis Sayles Funds II at a Special Meeting held on June 2, 2005, by shareholders of Hansberger International Series at a Special Meeting held on September 12, 2007 and by the Sole Shareholder of Gateway Trust on October 12, 2007. Those Trustees listed under “Interested Trustees” are “interested persons,” as defined in the Investment Company Act of 1940 (the “1940 Act”), of the Trusts by virtue of their affiliation with Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”) or the Trusts’ principal underwriters, Natixis Asset Management Distributors, L.P and Loomis Sayles Distributors, L.P. The Trustees who are candidates for election who have not previously been elected by shareholders, but who currently serve on the Board of Trustees by previous appointment, are Messrs. Kenneth A. Drucker, Wendell J. Knox, Erik R. Sirri and Peter J. Smail (the “Nominees”).

Section 16 of the 1940 Act provides that vacancies on the Boards of Trustees may be filled only by a meeting of shareholders duly called for that purpose, unless at least two-thirds of the Trustees holding office immediately after the appointment were elected by the shareholders of the Trust. Because each of the Nominees was appointed by the Trustees rather than elected by shareholders, the operation of this provision could potentially restrict the ability of the Trustees to appoint new Trustees in the future unless the Nominees are elected by shareholders.

Each Fund is a series of one of the Trusts. Natixis Funds Trust I consists of seven separate series. Natixis Funds Trust II consists of four series. Natixis Funds Trust IV, Natixis Cash Management Trust and Gateway Trust each consist of one series. Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust and Gateway Trust are sometimes referred to as the “Natixis Funds Trusts.” Loomis Sayles Funds I consists of ten separate series and Loomis Sayles Funds II consists of eleven separate series. Loomis Sayles Funds I and Loomis Sayles Funds II are sometimes referred to as the “Loomis Sayles Funds Trusts.” Hansberger International Series consists of five separate series.

Information About the Trustees.

The Board believes that the Nominees are qualified to continue to serve on the Board of Trustees of the Trusts and that it is appropriate to nominate them for election by shareholders for the following reasons:

•

Kenneth A. Drucker—experience as lead independent trustee and chairman of the Audit Committee of Gateway Fund for 25 years, independent director of M Fund (mutual funds), independent director and chairman of the Audit Committee of Formica Corporation, as well as his extensive executive experience, including as vice president and treasurer of Sequa Corporation (NYSE) and experience at a public accounting firm. Mr. Drucker is a Certified Public Accountant and a member of the American Institute of CPAs and the Connecticut Society of CPAs.

•

Wendell J. Knox—experience on the board of directors of four other business organizations, as well as his executive experience, including roles as president and chief executive officer of a consulting company.

•

Erik R. Sirri—experience as Director of the Division of Trading and Markets at the U.S. Securities and Exchange Commission, as well as his academic experience as a professor of finance at Babson College and his training as an economist. The Board also considered the fact that Mr. Sirri has also served as a consultant for securities firms, stock exchanges, mutual fund companies, issuers and information vendors on a variety of regulatory and business matters.

•

Peter J. Smail—over 20 years experience in the mutual fund industry and his executive experience, including roles as president of Fidelity Investment’s defined contribution business, as well as president and chief executive officer of Pyramis Global Advisors at Fidelity Investments.

The following table provides information about the Trustees, including information about their principal occupations during the past five years, information about other directorships held at public companies or investment companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as such. For the purposes of this table and this Proxy Statement, the term “Independent Trustee” means those Trustees who are not “interested persons,” as defined in the 1940 Act, of the relevant Trust, and the term “Interested Trustee” means those Trustees who are “interested persons” of the relevant Trust. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES
Graham T. Allison, Jr. (1940)

Trustee

From 1984 to 1993 for Natixis Funds Trust I (including its predecessors) and Natixis Cash Management Trust and for a short period in 1993 for Natixis Funds Trust II; since 1995 for Natixis Funds Trust I, Natixis Funds Trust II, and Natixis Cash Management Trust; since 2000 for Natixis Funds Trust IV; since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II; and since 2007 for Gateway Trust and Hansberger International Series

Contract Review and Governance Committee Member

		Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	40 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Edward A. Benjamin (1938)

Trustee

Since 2003 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Natixis Cash Management Trust; since 2002 for Loomis Sayles Funds I and Loomis Sayles Funds II; and since 2007 for Gateway Trust and Hansberger International Series

Chairman of the Contract Review and Governance Committee

		Retired	40 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)

Trustee

Since 1996 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Cash Management Trust; since 2000 for Natixis Funds Trust IV, since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II; and since 2007 for Gateway Trust and Hansberger International Series

Chairman of the Audit Committee

		Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	40 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Kenneth A. Drucker (1945)[1]

Trustee

Since 2008 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series

Audit Committee Member

		Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	40 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)[2]

Trustee

Since 2009 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series

Contract Review and Governance Committee Member

		Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	40 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Since 1982 for Natixis Funds Trust I (including its predecessors) and Natixis Cash Management Trust; since 1993 for Natixis Funds Trust II; since 2000 for Natixis Funds Trust IV; since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II; and since 2007 for Gateway Trust and Hansberger International Series

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	40 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri (1958)[3]

Trustee

Since 2009 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series

Contract Review and Governance Committee Member

		Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	40 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Peter J. Smail (1952)[3]

Trustee

Since 2009 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series

Contract Review and Governance Committee Member

		Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	40 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)

Trustee

Since 2005 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I and Loomis Sayles Funds II; and since 2007 for Gateway Trust and Hansberger International Series

Audit Committee Member

		Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	40 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INTERESTED TRUSTEES
Robert J. Blanding[4] (1947) 555 California Street San Francisco, CA 94104

Trustee

Since 2003 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust; since 2002 for Loomis Sayles Funds I and Loomis Sayles Funds II; since 2007 for Gateway Trust and Hansberger International Series, President and Chief Executive Officer of Loomis Sayles Funds I since 2002, Chief Executive Officer of Loomis Sayles Funds II since 2002

		President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	40 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

John T. Hailer[5] (1960)

Trustee

Since 2000 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Natixis Cash Management Trust; since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II; since 2007 for Gateway Trust and Hansberger International Series

		President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	40 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*

Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the Trustees have designated 2010 as a transition period so that any Trustees who are currently age 72 or older or who reach age 72 during the remainder of 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.
**	The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).
[1]	Mr. Drucker was appointed as a Trustee effective July 1, 2008.
[2]	Mr. Knox was appointed as a Trustee effective July 1, 2009.
[3]	Mr. Sirri and Mr. Smail were appointed as Trustees effective December 1, 2009
[4]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

Each Trustee serves until retirement, resignation or removal from the Board of Trustees. If a vacancy exists for any reason, the remaining Trustees may fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees unless, as in the current situation, the Trustees believe it would be appropriate to hold such a meeting.

The Board of Trustees of the Trusts is currently composed of two Interested and nine Independent Trustees. The total number of meetings of the Board of Trustees for each Trust’s last fiscal year is listed in the following table. For each Trust, all the current Trustees attended at least 75% of the Board and relevant committee meetings held during each Trust’s last fiscal year.

Trust	Fiscal Year Ended	Number of Meetings
Natixis Funds Trust I* Natixis Funds Trust II	December 31, 2009	6
Natixis Funds Trust IV	January 31, 2010	6
Natixis Cash Management Trust	June 30, 2009	6
Gateway Trust	December 31, 2009	6
Loomis Sayles Funds I Loomis Sayles Funds II	September 30, 2009	6
Hansberger International Series	December 31, 2009	6

* Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, has a fiscal year end of September 30, which is different from the other Funds in the Trust.

Information About the Officers.

The table below provides certain information about the officers of the Trusts, including their ages, positions, terms of office and length of time served, and principal occupations during the past five years. Except as noted, the business address of each officer is 399 Boylston Street, Boston, MA 02116.

OFFICERS OF THE TRUSTS
Name and Year of Birth	Position(s) Held With the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

David L. Giunta (1965)	President and Chief Executive Officer of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust and Hansberger International Series; Executive Vice President of Loomis Sayles Funds I and President of Loomis Sayles Funds II	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Name and Year of Birth	Position(s) Held With the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Ronald Holt (1968)	Executive Vice President of Hansberger International Series	Since September 2007	President and Chief Executive Officer, Co-Chief Investment Officer-Value Team and, formerly, Managing Director of Research, Hansberger Global Investors, Inc.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Mr. Holt is not an officer of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

Leadership and Structure of the Board.

The Board of Trustees is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees currently consists of eleven Trustees, nine of whom are Independent Trustees. The Trustees have delegated significant oversight authority to the two standing committees of each Trust, the Audit Committee and Contract Review and Governance Committee, both of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board of Trustees for consideration. In addition to the oversight performed by the committees and the Board of Trustees, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Board of Trustees reviews its governance structure. The Board of Trustees believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or Board level, as the case may be, while facilitating communications among the Trustees and between the Board and Fund management.

Standing Board Committees.

The Contract Review and Governance Committee of the Trusts consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between Fund advisers and each Trust, and governance matters relating to the Trusts. The Contract Review and Governance Committee also makes nominations for Independent Trustee membership on each Board of Trustees when necessary and considers recommendations from shareholders of the Funds.

The total number of meetings of the Contract Review and Governance Committee for each Trust’s last fiscal year is listed in the following table:

Trust	Fiscal Year Ended	Number of Meetings
Natixis Funds Trust I* Natixis Funds Trust II Gateway Trust Hansberger International Series	December 31, 2009	5
Natixis Funds Trust IV	January 31, 2010	5
Natixis Cash Management Trust	June 30, 2009	5
Loomis Sayles Funds I Loomis Sayles Funds II	September 30, 2009	5

* Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, has a fiscal year end of September 30, which is different from the other Funds in the Trust.

The Audit Committee of the Trusts consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts’ audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board of Trustees. This

Committee also reviews and monitors compliance with stated investment objectives and policies, and Securities and Exchange Commission (“SEC”) regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by the Fund regarding its accounting and internal accounting controls and the confidential, anonymous submission by officers of the Fund or employees of certain service providers of concerns related to such matters.

The total number of meetings of the Audit Committee for each Trust’s last fiscal year is listed in the following table:

Trust	Fiscal Year Ended	Number of Meetings
Natixis Funds Trust I* Natixis Funds Trust II Gateway Trust Hansberger International Series	December 31, 2009	4
Natixis Funds Trust IV	January 31, 2010	4
Natixis Cash Management Trust	June 30, 2009	4
Loomis Sayles Funds I	September 30, 2009	4
Loomis Sayles Funds II

* Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, has a fiscal year end of September 30, which is different from the other Funds in the Trust.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Daniel M. Cain – Chairman	Edward A. Benjamin – Chairman
Kenneth A. Drucker	Graham T. Allison, Jr.
Cynthia L. Walker	Wendell J. Knox
Erik R. Sirri
Peter J. Smail

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trusts, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how

Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at Natixis Advisors and Natixis Distributors, L.P., which serve as the administrator of and principal underwriter to the Funds, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, subadvisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the Trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the Investment Company Act of 1940, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees.

The following tables set forth the dollar range of shares of each Trust beneficially owned by each Trustee in (i) each Fund and (ii) all of the Funds in the Trusts, as of March 1, 2010.

Dollar Range of Equity Securities Owned by Each Trustee*

Name of Fund	Graham T. Allison, Jr.**	Edward A. Benjamin**	Daniel M. Cain**	Kenneth A. Drucker	Wendell J. Knox **/***
Absolute Asia Dynamic Equity Fund*****	A	A	A	A	A
AEW Real Estate Fund	A	A	A	A	A
ASG Diversifying Strategies Fund	A	A	A	A	A
ASG Global Alternatives Fund	A	A	A	A	A
CGM Advisor Targeted Equity Fund	A	E	A	C	C
Gateway Fund	A	A	A	E	A
Hansberger All Countries Fund	A	A	A	A	A
Hansberger Emerging Markets Fund	A	A	A	A	A
Hansberger International Core Fund	A	A	A	A	A
Hansberger International Fund	A	A	E	A	C
Hansberger International Growth Fund	A	A	A	A	A
Hansberger International Value Fund	A	A	A	A	A
Harris Associates Large Cap Value Fund	A	A	A	A	A
Loomis Sayles Bond Fund	A	A	A	A	A
Loomis Sayles Core Plus Bond Fund	A	A	A	A	A
Loomis Sayles Disciplined Equity Fund	A	A	A	A	C
Loomis Sayles Fixed Income Fund	A	A	A	A	A
Loomis Sayles Global Bond Fund	A	A	A	A	A
Loomis Sayles Global Markets Fund	A	E	E	A	A
Loomis Sayles Growth Fund	A	A	A	A	A

Name of Fund	Graham T. Allison, Jr.**	Edward A. Benjamin**	Daniel M. Cain**	Kenneth A. Drucker	Wendell J. Knox **/***
Loomis Sayles High Income Fund	A	A	A	A	A
Loomis Sayles High Income Opportunities Fund	A	A	A	A	A
Loomis Sayles Inflation Protected Securities Fund	A	A	A	A	A
Loomis Sayles Institutional High Income Fund	A	A	A	A	D
Loomis Sayles Intermediate Duration Fixed Income Fund	A	A	A	A	A
Loomis Sayles International Bond Fund	A	A	A	A	A
Loomis Sayles Investment Grade Fixed Income Fund	A	A	A	A	A
Loomis Sayles Investment Grade Bond Fund	A	A	A	A	A
Loomis Sayles Limited Term Government and Agency Fund	E	A	A	A	A
Loomis Sayles Mid Cap Growth	A	A	A	C	A
Loomis Sayles Securitized Asset Fund	A	A	A	A	A
Loomis Sayles Small Cap Growth Fund	A	A	A	A	A
Loomis Sayles Small Cap Value Fund	A	E	A	A	C
Loomis Sayles Strategic Income Fund	A	E	A	A	A
Loomis Sayles Value Fund	A	A	A	A	A
Natixis Cash Management Trust—Money Market Series	A	A	A	A	A
Natixis Income Diversified Portfolio	A	A	A	A	A
Natixis U.S. Diversified Portfolio	A	A	A	A	A
Vaughan Nelson Small Cap Value Fund	A	A	E	A	A
Vaughan Nelson Value Opportunity Fund	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies	E	E	E	E	E

Dollar Range of Equity Securities Owned by Each Trustee* (continued)

Name of Fund	Sandy O. Moose**	Erik R. Sirri ****	Peter J. Smail **/****	Cynthia L. Walker
Absolute Asia Dynamic Equity Fund*****	A	A	A	A
AEW Real Estate Fund	A	A	A	A
ASG Diversifying Strategies Fund	A	A	A	A
ASG Global Alternatives Fund	A	A	A	A
CGM Advisor Targeted Equity Fund	A	A	A	A
Gateway Fund	A	A	A	A
Hansberger All Countries Fund	A	A	A	A
Hansberger Emerging Markets Fund	A	A	A	A
Hansberger International Core Fund	A	A	A	A
Hansberger International Fund	A	A	A	D
Hansberger International Growth Fund	A	A	A	A
Hansberger International Value Fund	A	A	A	A
Harris Associates Large Cap Value Fund	A	A	A	A
Loomis Sayles Bond Fund	E	A	A	A
Loomis Sayles Core Plus Bond Fund	A	A	A	A
Loomis Sayles Disciplined Equity Fund	A	A	A	A
Loomis Sayles Fixed Income Fund	A	B	A	A
Loomis Sayles Global Bond Fund	A	A	A	A
Loomis Sayles Global Markets Fund	A	A	A	A
Loomis Sayles Growth Fund	A	A	A	D
Loomis Sayles High Income Fund	A	A	A	A
Loomis Sayles High Income Opportunities Fund	A	A	A	A
Loomis Sayles Inflation Protected Securities Fund	A	A	A	A
Loomis Sayles Institutional High Income Fund	A	A	A	A
Loomis Sayles Intermediate Duration Fixed Income Fund	A	A	A	A
Loomis Sayles International Bond Fund	A	A	A	A
Loomis Sayles Investment Grade Fixed Income Fund	A	B	A	A
Loomis Sayles Investment Grade Bond Fund	A	A	A	A
Loomis Sayles Limited Term Government and Agency Fund	A	A	A	A
Loomis Sayles Mid Cap Growth	A	A	A	A
Loomis Sayles Securitized Asset Fund	A	A	A	A
Loomis Sayles Small Cap Growth Fund	A	A	A	A

Name of Fund	Sandy O. Moose**	Erik R. Sirri ****	Peter J. Smail **/****	Cynthia L. Walker
Loomis Sayles Small Cap Value Fund	A	A	A	A
Loomis Sayles Strategic Income Fund	A	A	A	E
Loomis Sayles Value Fund	A	A	A	D
Natixis Cash Management Trust—Money Market Series	A	A	A	A
Natixis Income Diversified Portfolio	A	A	A	A
Natixis U.S. Diversified Portfolio	A	A	A	A
Vaughan Nelson Small Cap Value Fund	A	A	A	A
Vaughan Nelson Value Opportunity Fund	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies	E	B	A	E

Dollar Range of Equity Securities Owned by Each Trustee* (continued)

Name of Fund	Robert J. Blanding[1]	John T. Hailer[1]
Absolute Asia Dynamic Equity Fund*****	A	A
AEW Real Estate Fund	A	A
ASG Diversifying Strategies Fund	A	A
ASG Global Alternatives Fund	A	A
CGM Advisor Targeted Equity Fund	A	D
Gateway Fund	A	B
Hansberger All Countries Fund	A	A
Hansberger Emerging Markets Fund	A	A
Hansberger International Core Fund	A	A
Hansberger International Fund	A	A
Hansberger International Growth Fund	A	A
Hansberger International Value Fund	A	A
Harris Associates Large Cap Value Fund	A	E
Loomis Sayles Bond Fund	E	A
Loomis Sayles Core Plus Bond Fund	A	A
Loomis Sayles Disciplined Equity Fund	A	A
Loomis Sayles Fixed Income Fund	A	A
Loomis Sayles Global Bond Fund	A	A
Loomis Sayles Global Markets Fund	A	A
Loomis Sayles Growth Fund	E	A
Loomis Sayles High Income Fund	A	A

Name of Fund	Robert J. Blanding[1]	John T. Hailer[1]
Loomis Sayles High Income Opportunities Fund	A	A
Loomis Sayles Inflation Protected Securities Fund	A	A
Loomis Sayles Institutional High Income Fund	E	A
Loomis Sayles Intermediate Duration Fixed Income Fund	A	A
Loomis Sayles International Bond Fund	A	A
Loomis Sayles Investment Grade Fixed Income Fund	A	A
Loomis Sayles Investment Grade Bond Fund	A	A
Loomis Sayles Limited Term Government and Agency Fund	A	A
Loomis Sayles Mid Cap Growth	E	A
Loomis Sayles Securitized Asset Fund	A	A
Loomis Sayles Small Cap Growth Fund	E	D
Loomis Sayles Small Cap Value Fund	E	E
Loomis Sayles Strategic Income Fund	E	D
Loomis Sayles Value Fund	E	A
Natixis Cash Management Trust—Money Market Series	A	A
Natixis Income Diversified Portfolio	A	A
Natixis U.S. Diversified Portfolio	A	A
Vaughan Nelson Small Cap Value Fund	A	A
Vaughan Nelson Value Opportunity Fund	A	A
Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies	E	E

*	A. None
B. $1—10,000
C. $10,001—$50,000
D. $50,001—$100,000
E. over $100,000

** Amounts include notional amounts held through the Trustees’ deferred compensation plan.

*** Mr. Knox was appointed as a Trustee effective July 1, 2009.

**** Mr. Sirri and Mr. Smail were appointed as Trustees effective December 1, 2009.

***** Absolute Asia Dynamic Equity Fund commenced operations on February 26, 2010.

[1]	Messrs. Hailer and Blanding are Interested Trustees.

The Trusts pay no compensation to their officers or to their Trustees who are Interested Trustees.

The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments (Messrs. Benjamin, Cain and Drucker) received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund.

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series do not provide pension or retirement benefits to Trustees, but have adopted a deferred compensation plan under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date for such fees.

During the fiscal year ended December 31, 2009, the Trustees of the Trusts received the amounts set forth in the following table for serving as Trustees of the Trusts.

Compensation Table

Total Aggregate Compensation from each Trust

	Natixis Funds Trust I*	Natixis Funds Trust II*	Natixis Funds Trust IV*	Natixis Cash Manage- ment Trust*	Gateway Trust*	Loomis Sayles Funds I*	Loomis Sayles Funds II*	Hansberger Interna- tional Series*	Total Compen- sation from the Fund Complex**
Graham T. Allison, Jr.	$11,431	$5,908	$1,543	$1,761	$ 7,313	$39,702	$40,286	$6,626	$115,000
Edward A. Benjamin	$14,581	$7,672	$1,997	$2,252	$ 8,960	$49,799	$50,751	$8,530	$145,000
Daniel M. Cain	$13,817	$7,736	$1,924	$2,190	$ 9,166	$50,265	$51,103	$8,325	$145,000
Kenneth A. Drucker	$12,512	$7,015	$1,743	$1,981	$ 8,275	$45,490	$46,264	$7,539	$131,250
Wendell J. Knox***	$ 6,129	$3,598	$ 860	$ 936	$ 3,755	$22,696	$23,362	$3,664	$ 65,000
Sandra O. Moose	$ 8,298	$ 795	$ 396	$1,095	$19,308	$84,669	$82,166	$3,232	$200,000
Erik R. Sirri****	$ 464	$ 233	$ 61	$ 69	$ 342	$ 2,013	$ 2,074	$ 265	$ 5,521
Peter J. Smail****	$ 464	$ 233	$ 61	$ 69	$ 342	$ 2,013	$ 2,074	$ 265	$ 5,521
Cynthia L. Walker	$11,980	$6,291	$1,624	$1,852	$ 7,889	$43,276	$43,978	$7,040	$124,375
Robert J. Blanding	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
John T. Hailer	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0

*	Amounts include payments deferred by the trustees for the fiscal year ended December 31, 2009. The total amount of deferred compensation accrued for Natixis Funds Trust I as of December 31, 2009 for the Trustees is as follows: Allison ($550,321), Benjamin ($218,753), Cain ($273,740), Knox ($19,174), Sirri ($1,521) and Walker ($132,158). The total amount of deferred compensation accrued for Natixis Funds Trust II as of December 31, 2009 for the Trustees is as follows: Allison ($129,311), Benjamin ($51,401), Cain ($64,321), Knox ($4,505), Sirri ($357) and Walker ($31,054). The total amount of deferred compensation accrued for Natixis Funds Trust IV as of December 31, 2009 for the Trustees is as follows: Allison ($22,500), Benjamin ($8,944), Cain ($11,192), Knox ($784), Sirri ($62) and Walker ($5,403). The total amount of deferred compensation accrued for Natixis Cash Management Trust as of December 31, 2009 for the Trustees is as follows: Allison ($90,466), Benjamin ($35,960), Cain ($44,999), Knox ($3,152), Sirri ($250) and Walker ($21,725). The total amount of deferred compensation accrued for Gateway Trust as of December 31, 2009 for the Trustees is as follows: Allison ($37,013), Benjamin ($14,713), Cain ($18,411), Knox ($1,290), Sirri ($102) and Walker ($8,889). The total amount of deferred compensation accrued for Loomis Sayles Funds I as of December 31, 2009 for the Trustees is as follows: Allison ($506,289), Benjamin ($201,250), Cain ($251,838), Knox ($17,640), Sirri ($1,399) and Walker ($121,584). The total amount of deferred compensation accrued for Loomis Sayles Funds II as of December 31, 2009 for the Trustees is as follows: Allison ($591,004), Benjamin ($234,924), Cain ($293,976), Knox ($20,591), Sirri ($1,633) and Walker ($141,928). The total amount of deferred compensation accrued for Hansberger International Series as of December 31, 2009 for the Trustees is as follows: Allison ($41,986), Benjamin ($16,689), Cain ($20,884), Knox ($1,463), Sirri ($116) and Walker ($10,083).
**

Total compensation represents amounts paid during 2009 to a Trustee for serving on the Board of Trustees of nine trusts with a total of thirty-nine (39) funds as of December 31, 2009. The total compensation includes amounts received from the Harris Associates Focused Value Fund, the sole series of Natixis Funds Trust III, which was liquidated on April 17, 2009 and the Delafield Select

Fund, which was liquidated on September 28, 2009. The Absolute Asia Dynamic Equity Fund, a series of Natixis Funds Trust I, commenced operations on February 26, 2010 and, therefore, is not included in the total compensation amounts.
***	Mr. Knox was appointed as a Trustee effective July 1, 2009.
****	Mr. Sirri and Mr. Smail were appointed as Trustees effective December 1, 2009.

Independent Registered Public Accounting Firm

At the regular meeting of the Boards of Trustees on June 4, 2009, PricewaterhouseCoopers LLP (“PwC”) was selected and approved by the Board of Trustees of Natixis Cash Management Trust to serve as the independent registered public accounting firm for Natixis Cash Management Trust—Money Market Series for the fiscal year ending June 30, 2010. At the regular meeting of the Boards of Trustees on November 19, 2009, PwC was selected and approved by the Boards of Trustees of Natixis Funds Trust I (with respect to Loomis Sayles Core Plus Bond Fund only), Loomis Sayles Funds I and Loomis Sayles Funds II to serve as the independent registered public accounting firm for such Funds for the fiscal year ending September 30, 2010. At the regular meeting of the Boards of Trustees on March 12, 2010, PwC was selected and approved by the Boards of Trustees of Natixis Funds Trust I (except with respect to the series mentioned above), Natixis Funds Trust II, Gateway Trust and Hansberger International Series to serve as the independent public registered public accounting firm for such Funds for the fiscal year ending December 31, 2010 and by the Board of Trustees of Natixis Funds Trust IV for AEW Real Estate Fund for the fiscal year ending January 31, 2011. If requested by any Shareholder at a reasonable time before the Meeting, a Representative of PwC will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so. PwC is located at 125 High Street, Boston, Massachusetts 02110.

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Trusts in each of the last two fiscal years.

Trust and Fiscal Year Ended	Audit Fees[1]	Audit-Related Fees[2]	Tax Fees[3]	All Other Fees[4]
Natixis Funds Trust I*
September 30, 2009	$ 40,127	$ 58	$ 6,566	$ —
September 30, 2008	$ 40,113	$ 831	$12,260	$ —
Natixis Funds Trust I*
December 31, 2009	$192,280	$ 587	$43,068	$ —
December 31, 2008	$200,126	$1,396	$63,696	$ —
Natixis Funds Trust II
December 31, 2009	$141,600	$1,052	$34,654	$ —
December 31, 2008	$145,308	$ 191	$31,366	$2,500

Trust and Fiscal Year Ended	Audit Fees[1]	Audit-Related Fees[2]	Tax Fees[3]	All Other Fees[4]
Natixis Funds Trust IV
January 31, 2010	$ 43,990	$ 31	$ 14,360	$ —
January 31, 2009	$ 44,375	$ 132	$ 16,981	$ —
Natixis Cash Management Trust
June 30, 2009	$ 30,162	$ 303	$ 2,700	$ —
June 30, 2008	$ 30,073	$ 297	$ 5,868	$ —
Gateway Trust
December 31, 2009	$ 56,000	$ 2,718	$ 16,112	$ —
December 31, 2008	$ 56,000	$ —	$ 8,000	$ —
Hansberger International Series
December 31, 2009	$168,000	$ 242	$ 29,559	$ —
December 31, 2008	$173,231	$ 404	$ 39,944	$ —
Loomis Sayles Funds I
September 30, 2009	$352,882	$ 4,741	$ 96,509	$ —
September 30, 2008	$352,741	$17,960	$112,821	$ —
Loomis Sayles Funds II
September 30, 2009	$418,399	$ 4,266	$105,143	$25,795
September 30, 2008	$419,167	$29,851	$131,205	$29,562

[1]

Audit Fees: Fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

[2]

Audit-Related Fees: Fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

[3]

Tax Fees: Fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

[4]	All Other Fees: Fees for products and services provided by the auditor other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
*	One series of Natixis Funds Trust I, Loomis Sayles Core Plus Bond Fund, has a fiscal year end of September 30, which is different from the other Funds in the Trust.

On an annual basis, the Treasurer of the Funds submits to the Audit Committee information on the audit, audit-related, tax and other non-audit services to be rendered to the Funds that require pre-approval by the Audit Committee. This information provides a description of each type of service that is expected to require pre-approval, the maximum fees that can be paid for each service without further approval and the rationale for engaging the independent auditor to perform each service. The Audit Committee reviews and approves these services and reviews the projected fees for the next calendar year.

A report is provided to the Audit Committee at regularly scheduled, quarterly Audit Committee meetings containing a summary of the services provided during the prior quarter and the level of fees associated with those services. Any subsequent revisions to already pre-approved services or fees (including fee increases) are also presented for consideration at the quarterly meetings as needed. If, subsequent to the annual pre-approval of services by the Audit Committee, the Funds or one of their affiliates determine that they would like to engage the Funds’ independent auditors to perform a service not already pre-approved, the Funds or such affiliate submits a request to the Treasurer. If the Treasurer determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), the Treasurer will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

If, in the opinion of the Treasurer of the Funds, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, the Treasurer shall submit a written summary of the proposed engagement to all members of the Audit Committee outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the independent auditor to perform the services. Pursuant to procedures approved by the Boards, to the extent the proposed engagement involves audit, audit-related or tax services, any one individual member of the Audit Committee who is an Independent Trustee is authorized under these procedures to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit, audit-related or tax services, the approval of a majority of the Audit Committee is required to pre-approve the engagement. The Treasurer will arrange for this interim review and coordinate with the appropriate member(s) of the Audit Committee. An independent auditor must not commence the engagement under consideration until the Treasurer has indicated that the requisite approval has been obtained. The member of the Audit Committee who pre-approves any engagements between regularly scheduled Audit Committee meetings must report, for informational purposes only, any such pre-approval decisions to the Audit Committee at its next regularly scheduled meeting. The percentage of “Audit-Related Fees,” “Tax Fees” and “All Other Fees” set forth in the table above that were approved pursuant to 17 C.F.R. 210.2-01(c)(7)(i)(C) was zero.

The following table sets forth the aggregate fees billed for non-audit services rendered by PwC to each Trust and to their respective investment advisers (but not any subadvisers), and any other entity controlling, controlled by or under common control with an investment adviser that provides services to a Trust during each of the last two fiscal years.

Trust and Fiscal Year Ended	Non-Audit Fees
Natixis Funds Trust I*
September 30, 2009	$ 25,124
September 30, 2008	$ 25,091
Natixis Funds Trust I*
December 31, 2009	$368,846
December 31, 2008	$290,115
Natixis Funds Trust II
December 31, 2009	$ 98,116
December 31, 2008	$158,134
Natixis Funds Trust IV
January 31, 2010	$ 93,891
January 31, 2009	$ 29,113
Natixis Cash Management Trust
June 30, 2009	$ 15,003
June 30, 2008	$ 6,165
Gateway Trust
December 31, 2009	$ 30,830
December 31, 2008	$ 20,000
Hansberger International Series
December 31, 2009	$237,082
December 31, 2008	$153,294
Loomis Sayles Funds I
September 30, 2009	$119,750
September 30, 2008	$142,781
Loomis Sayles Funds II
September 30, 2009	$153,704
September 30, 2008	$202,618

*	One series of Natixis Funds Trust I, Loomis Sayles Core Plus Bond Fund, has a fiscal year end of September 30, which is different from the other Funds in the Trust.

In approving the selection of PwC, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund’s auditors, whether PwC’s provision of the non-audit services covered in the table above under “Non-Audit Fees” to the Funds, the investment advisers and certain related other parties are compatible with maintaining the independence of PwC as the Funds’ principal accountants.

Nomination and Election of Trustees By Shareholders

The Agreement and Declaration of Trust of each Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) each Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. As mentioned above under “Standing Board Committees,” the duties of each Trust’s Contract Review and Governance Committee includes the consideration and nomination of candidates for election as Independent Trustees. This Committee will consider nominations from shareholders that comply with the requirements discussed above. The charter of the Contract Review and Governance Committee is attached as Appendix A to this Proxy Statement.

The Committee will, when a vacancy on the Board of the Trusts exists or is anticipated, consider any candidate for Independent Trustee recommended by a shareholder of the Fund that is submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, Natixis Asset Management Advisors, L.P., 399 Boylston Street, 12th Floor, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Trust(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

The Committee has not established specific, minimum qualifications that must be met by an individual to be recommended by the Committee for nomination as an Independent Trustee. When nominating an individual to fill a vacancy on a Fund’s Board, the Committee may seek referrals from a variety of sources, including current Trustees, management of the Funds, Funds counsel, and counsel to the Trustees, as well as shareholders of the Funds in accordance with the procedures described above. In evaluating nominees for a position on the Board, the Committee may consider a variety of factors, including (i) the nominee’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the nominees it concludes are the most qualified candidates. Any individuals recommended by shareholders will be evaluated in the same manner as individuals brought to the Board’s attention in some other manner.

The Committee believes that Trustees should be chosen to reflect a diversity of viewpoints. Although the Committee has not adopted a particular definition of diversity nor a diversity policy, when considering a nominee for the Board of Trustees, the Committee generally considers the nominee’s professional experience, education, skills, life experiences and other individual qualities. The nomination and evaluative process used by the Committee is intended to result in a Board that is composed of individuals who can fairly represent the interests and concerns of Fund shareholders.

Shareholder Communications with the Boards

Shareholders may mail written communications to the Boards of Trustees, addressed as follows:

To the Attention of the Board of Trustees

c/o Coleen Downs Dinneen, Secretary

Natixis Asset Management Advisors, L.P.

399 Boylston Street, Boston, Massachusetts 02116

A shareholder’s written communication must (i) be signed by the shareholder, (ii) include the shareholder’s name and address, (iii) identify the Funds(s) to which it relates and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. Shareholders may also email communications to the Board of Trustees to secretaryofthefunds@ga.natixis.com, provided, however, that communications regarding recommendations for Trustee candidates may not be submitted by email and must instead be submitted as described above.

The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, the Secretary shall either (i) provide a copy of each properly submitted shareholder communications to the appropriate Committee of the Board, as determined by the Secretary, at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Board Committee promptly after receipt; in either case, the Secretary may also provide, in addition to such shareholder communication, a proposed response to such communication. Except with respect to shareholder recommendations regarding candidates to the Board, the Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent (for example, an employee of the Fund’s investment adviser, administrator, custodian, distributor and transfer agent) of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal (i.e., shareholder proxy proposals).

The Trustees unanimously recommend that shareholders vote FOR each Nominee.

Important Notice Regarding Delivery of Shareholder Documents

In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from the Funds, we may mail only a single copy of prospectuses, proxy statements, Notice of Internet Availability of Proxy Materials and financial reports to your household when more than one family member owns the same fund or funds. Additional copies may be obtained by calling 800-225-5478.

This program will be in effect until you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each member of your household in the future, please call us and we will resume separate mailings within 30 days of your request.

II. PROPOSAL 2: CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE HANSBERGER INTERNATIONAL SERIES FUNDS

Background.

The primary purpose of Proposals 2-A through 2-D is to amend and modernize the current fundamental policies of each HIS Fund so as to better align them with existing law as well as other fundamental policies of the funds over which the Board has oversight. Hansberger Global Investors, Inc. (“HGI”), the adviser to each HIS Fund, recently undertook a review of the HIS Funds’ fundamental investment policies, and as a result of this review, recommended such changes. The Trustees have concurred with HGI’s analysis of the fundamental investment policies of the HIS Funds and propose to shareholders the adoption of these modernized fundamental investment policies. Except as discussed below, HGI did not propose these changes because of any proposed or anticipated changes in the HIS Funds’ investment strategies; instead, the changes were proposed to clarify certain restrictions and to delete other unnecessarily constraining, and not legally required, restrictions.

Discussion of Proposals.

PROPOSAL 2-A: INVESTMENTS IN REAL ESTATE; OPEN-END INVESTMENT COMPANIES; INTERESTS IN OIL, GAS, OR MINERALS; AND COMMODITY CONTRACTS

The Trustees recommend deleting the following fundamental investment policy:

[Each Fund will not] invest in real estate or mortgages on real estate (although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts, as described herein).

and replacing it with the following two policies:

[Each Fund will not] purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

[Each Fund will not] purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

This proposal basically involves the following four substantive changes:

•

Revising the portion of the policy relating to investments in real estate and real estate-related securities to provide greater clarity as to the types of investments allowed, as well as to potentially allow the HIS Funds greater flexibility in exercising rights as a debt holder (e.g., acquiring real estate through foreclosure proceedings).

•

Eliminating the restriction on investments in open-end investment companies. As discussed in more detail below, this change will, among other things, explicitly provide the HIS Funds with the flexibility to invest in exchange-traded funds (“ETFs”).

•	Removing the limitations on oil, gas or other mineral exploration investments to eliminate unnecessary restrictions not otherwise required by law.

•

The changes to the portion of the policy relating to investments in commodities is meant to further clarify that the restrictions on investments in commodities will not restrict the HIS Funds’ ability to invest in certain derivative contracts.

Except as discussed below, the HIS Funds do not currently expect to rely on the additional investment flexibility provided by the revised policy.

HGI believes that the flexibility to invest in other open-end investment companies could enhance each HIS Fund’s ability to achieve its investment objective. For example, if shareholders approve the Proposal, the HIS Funds would have the flexibility to purchase shares of ETFs for the purpose of investing excess cash where HGI belives that being fully invested serves the interests of the HIS Funds.

HGI believes that ETFs can offer opportunities for each HIS Fund to gain exposure for its cash position to foreign securities in a cost-effective and efficient manner. Furthermore, HGI recognizes that by investing in foreign markets through ETFs and certain other open-end investment companies, the HIS Funds may be able to avoid or lessen significant transactional or custodial costs. As a shareholder in another investment company, an HIS Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees, and, at the same time, the HIS Fund would continue to pay its own management fees and other expenses. However, HGI believes that, in certain instances, the additional costs incurred in paying these additional fees would be equal to or less than the costs incurred by investing in the underlying securities directly, or that, without otherwise investing in these ETFs or other investment companies, the HIS Funds would not have access to the underlying securities held by the ETFs or these investment companies. It is important to note that the HIS Funds’ ability to invest in other registered investment companies, including ETFs, will continue to be subject to limitations under the 1940 Act.

PROPOSAL 2-B: ACTING AS AN UNDERWRITER,

ISSUING SENIOR SECURITIES, OR PURCHASING ON MARGIN

The Trustees recommend deleting the following fundamental investment policy:

[Each Fund will not] act as an underwriter, issue senior securities except as set forth in investment restrictions 5 [borrowing] and 6 [pledging assets] below, or purchase on margin, except that a Fund may make margin payments in connection with futures, options and currency transactions.

and replacing it with the following two policies, listed separately:

[Each Fund will not] act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

[Each Fund will not] make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

Replacing the existing policy with the two provided clarifies that (1) an HIS Fund may dispose of its own securities even if such disposition deems the HIS Fund to be an underwriter under the federal securities laws, (2) an HIS Fund may borrow in connection with the clearance and settlement of security transactions, and (3) an HIS Fund may maintain short positions and engage in short sale transactions to the extent they are not senior securities under the 1940 Act. HIS believes that although the HIS Funds were already permitted to engage in many of these transactions under their current restrictions, it is desirable to make that permission explicit.

PROPOSAL 2-C: LOANING MONEY

The Trustees recommend deleting the following fundamental investment policy:

[Each Fund will not] loan money, except that a Fund may (i) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

and replacing it with the following:

[Each Fund will not] make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

Replacing the existing policy with the latter provides greater flexibility to the HIS Funds by allowing debt obligations to be held to the fullest extent allowed by the HIS Funds’ investment objectives and policies rather than limiting the potential obligations to those enumerated in the fundamental policy.

PROPOSAL 2-D: BORROWING MONEY AND MORTGAGING, PLEDGING, OR HYPOTHECATING ITS ASSETS

The Trustees recommend deleting the following fundamental investment policies:

[Each Fund will not] borrow money, except that a Fund may engage in dollar roll transactions and reverse repurchase agreements, and may borrow money from banks in an amount not exceeding one-third of the value of its total assets (including the amount borrowed);

and

[Each Fund will not] mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts;

and replacing them with the following policy:

[Each Fund will not] borrow money, except to the extent permitted under the 1940 Act;

Because the 1940 Act, and the Securities and Exchange Commission guidance under the 1940 Act, places limits on borrowings by the HIS Funds (and all Funds),

listing the extent of the HIS Funds’ ability to borrow and pledge assets in the fundamental investment policies is unnecessary. Furthermore, in the event the law changes, were the policies to remain as is, the HIS Funds’ ability to take advantage of any such change might require a shareholder vote to change its fundamental investment policy, whereas having the new policy in place would allow the HIS Funds to adapt without delay and additional expense.

Summary.

The Trustees believe that the proposed changes to the HIS Funds’ fundamental investment policies discussed above are in the best interests of each HIS Fund and its shareholders, and recommend that shareholders vote FOR each proposal. If the proposal with respect to a policy for an HIS Fund is not approved by that HIS Fund’s shareholders, that policy will remain in effect even if shareholders approve changes to the other policies.

The 1940 Act requires that any change in an HIS Fund’s fundamental investment policies be made only by a vote of “a majority of the Fund’s outstanding voting securities.” The term “a majority of the Fund’s outstanding voting securities” is defined by the 1940 Act to mean “the vote, at the annual or a special meeting of the security holders of such company duly called (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is the less.”

The Trustees unanimously recommend that shareholders vote FOR

Proposals 2-A through 2-D above.

III. OTHER INFORMATION

Investment Advisers and Subadvisers.

The following table list each Fund’s investment adviser and, where applicable, subadviser(s). Information about the advisers and subadvisers is provided after the table.

Trust	Fund	Adviser	Subadviser(s)
Natixis Funds Trust I	Absolute Asia Dynamic Equity Fund	Natixis Advisors	Absolute Asia Asset Management Limited
Natixis Funds Trust I	CGM Advisor Targeted Equity Fund	Capital Growth Management Limited Partnership	N/A
Natixis Funds Trust I	Hansberger International Fund	Natixis Advisors	Hansberger Global Investors, Inc.
Natixis Funds Trust I	Loomis Sayles Core Plus Bond Fund	Loomis Sayles	N/A
Natixis Funds Trust I	Natixis Income Diversified Portfolio	Natixis Advisors	AEW Capital Management, L.P. Active Investment Advisors Loomis Sayles
Natixis Funds Trust I	Natixis U.S. Diversified Portfolio	Natixis Advisors	BlackRock Investment Management, LLC Harris Associates L.P. Loomis Sayles
Natixis Funds Trust I	Vaughan Nelson Small Cap Value Fund	Natixis Advisors	Vaughan Nelson Investment Management, L.P.
Natixis Funds Trust II	ASG Global Alternatives Fund	AlphaSimplex Group, LLC	Reich & Tang Asset Management, LLC
Natixis Funds Trust II	ASG Diversifying Strategies Fund	AlphaSimplex Group, LLC	Reich & Tang Asset Management, LLC
Natixis Funds Trust II	Harris Associates Large Cap Value Fund	Natixis Advisors	Harris Associates L.P.
Natixis Funds Trust II	Vaughan Nelson Value Opportunity Fund	Natixis Advisors	Vaughan Nelson Investment Management, L.P.
Natixis Funds Trust IV	AEW Real Estate Fund	AEW Capital Management, L.P.	N/A
Natixis Cash Management Trust	Natixis Cash Management Trust—Money Market Series	Natixis Advisors	Reich & Tang Asset Management, LLC
Gateway Trust	Gateway Fund	Gateway Investment Advisers, LLC	N/A

Trust	Fund	Adviser	Subadviser(s)
Hansberger International Series	Hansberger All Countries Fund	Hansberger Global Investors, Inc.	N/A
Hansberger International Series	Hansberger Emerging Markets Fund	Hansberger Global Investors, Inc.	N/A
Hansberger International Series	Hansberger International Core Fund	Hansberger Global Investors, Inc.	N/A
Hansberger International Series	Hansberger International Growth Fund	Hansberger Global Investors, Inc.	N/A
Hansberger International Series	Hansberger International Value Fund	Hansberger Global Investors, Inc.	N/A
Loomis Sayles Funds I	Loomis Sayles Bond Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Fixed Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Global Bond Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles High Income Opportunities Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Inflation Protected Securities Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Institutional High Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Intermediate Duration Fixed Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Investment Grade Fixed Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Securitized Asset Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Small Cap Value Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Disciplined Equity Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Global Markets Fund	Loomis Sayles	N/A

Trust	Fund	Adviser	Subadviser(s)
Loomis Sayles Funds II	Loomis Sayles Growth Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles High Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles International Bond Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Investment Grade Bond Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Limited Term Government and Agency Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Mid Cap Growth	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Small Cap Growth Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Strategic Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Value Fund	Loomis Sayles	N/A

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) is located at 399 Boylston Street, Boston, Massachusetts 02116.

Loomis, Sayles & Company, L.P. is located at One Financial Center, Boston, Massachusetts 02111.

Absolute Asia Asset Management Limited is located at 8 Eu Tong Sen Street, #23-90, The Central, Singapore, 059818.

Active Investment Advisors is located at 399 Boylston Street, Boston, Massachusetts 02116.

AEW Capital Management, L.P. is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210.

AlphaSimplex Group LLC is located at One Cambridge Center, Cambridge, Massachusetts 02142.

BlackRock Investment Management, LLC is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536

Capital Growth Management Limited Partnership is located at One International Place, Boston, Massachusetts 02110.

Gateway Investment Advisers, LLC is located at 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202-9834.

Hansberger Global Investors, Inc. is located at 401 Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301.

Harris Associates L.P. is located at Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

Reich & Tang Asset Management, LLC is located at 600 Fifth Avenue, New York, New York 10020.

Vaughan Nelson Investment Management, L.P. is located at 600 Travis, Suite 6300, Houston, Texas 77002.

Principal Underwriters.

Natixis Distributors, L.P., located at 399 Boylston Street, Boston, Massachusetts 02116, is the principal underwriter for all of the Funds, except with respect to Class J shares of Loomis Sayles Investment Grade Bond Fund.

Loomis Sayles Distributors, L.P., located at One Financial Center, Boston, Massachusetts 02110, is the principal underwriter for Class J shares of Loomis Sayles Investment Grade Bond Fund.

Administrator and Advisory Administrator.

Natixis Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as administrator for the Funds. Natixis Advisors also serves as advisory administrator to the Loomis Sayles Core Plus Bond Fund.

Fund Annual and Semi-Annual Reports.

Except as stated otherwise, Natixis Cash Management Trust—Money Market Series and AEW Real Estate Fund have previously sent their Annual and Semi-Annual Reports to their shareholders. Natixis Funds Trust I, Natixis Funds Trust II, Gateway Trust, Hansberger International Series and the Loomis Sayles Funds have previously sent their Annual Report to their shareholders. You can obtain a copy of these Reports without charge by writing to Natixis Distributors, L.P., 399 Boylston Street, Boston, MA 02116 or by calling 1-800-225-5478. In addition, the Funds’ Annual and Semi-Annual Reports are available on the Funds’ websites, www.natixisfunds.com for the Natixis Funds (click on “Fund Information” and then “Financial Reports”) and www.loomissayles.com for the Loomis Sayles Funds (click on “Mutual Funds” and then “Literature” and the “Fund Reports”).

Certain Purchases and Sales of Securities.

There were no purchases or sales by any of the Nominees of any securities in excess of 1% of any class of outstanding securities of any adviser, any subadviser,

or any of their parents or subsidiaries since the beginning of each Fund’s most recently completed fiscal year.

Certain Relationships and Interests of Trustees and Officers.

No Trustees or officers have any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon, other than elections to office.

Outstanding Shares and Significant Shareholders.

Shareholders of record at the close of business on April 1, 2010 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix B to this Proxy Statement lists for each Fund the total number of shares outstanding as of April 1, 2010 for each class of the Fund’s shares. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. It also identifies holders, as of April 1, 2010, of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Funds of the Trustees and the executive officers of the Funds as of April 1, 2010.

Information About Proxies and the Conduct of the Meeting.

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trusts or by employees or agents of Natixis Advisors, Loomis Sayles or their respective affiliates. In addition, Computershare has been engaged to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation, at an estimated cost of approximately $134,000.

Costs of Solicitation. The costs of the Meeting, including the costs of soliciting proxies and printing and mailing this proxy statement to shareholders, will be paid by the Trusts.

Voting and Tabulation of Proxies. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of all of the Nominees for election as Trustees of the Trust. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the internet or (3) by telephone. If you mail the enclosed proxy card and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal, including all of the Nominees for election as Trustees. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted.

At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above) or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the “Tellers”). For Proposal 1, thirty percent of the shares of any Trust outstanding on the record date, present in person or represented by proxy, constitute quorums for the transaction of business by the shareholders of that Trust at the Meeting. For Proposals 2-A through 2-D, thirty percent of the shares of any HIS Fund outstanding on the record date, present in person or represented by proxy, constitute quorum for the transaction of business by the shareholders of that HIS Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and “broker non-votes,” as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against any of the proposals in Proposals 2-A through 2-D. For Proposal 1, the election of Trustees these shares will have no effect on whether Proposal 1 is approved. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Votes on Proposal 1 (Election of Trustees) will be tabulated on a Trust basis, such that shareholders of the Funds within each Trust will vote together as a single class to elect the Board of Trustees of that Trust. For a Trust, the approval of a Nominee is not contingent upon approval of any other Nominee. Similarly, the outcome of the vote for one Trust will not affect the outcome of any other Trust.

Votes on Proposals 2-A through 2-D (Changes to Certain Fundament Investment Policies of the HIS Funds) will be tabulated separately for each on a per-HIS Fund basis, such that shareholders of each HIS Fund will vote together as a single class with respect to the proposed changes to the investment policies for that respective HIS Fund. The outcome of the vote for one HIS Fund will not affect the outcome of any other HIS Fund; within an HIS Fund, the outcome with respect to any one fundamental policy will not effect the outcome for any other investment restriction.

Required Vote. Proposal 1 will be by a plurality of the shares of each Trust (each Trust voting separately and all Funds of each Trust voting together as a single class) present at the Meeting in person or by proxy. If the required vote for a Nominee is not obtained for any Trust, the Trustees will consider what other actions, if any, to take in the best interests of that Trust. For Proposals 2-A through 2-D, the approval of a proposed change to a fundamental investment policy will require the approval of the lesser of: (i) 67% or more of the shares present at the Meeting in person or by proxy, if the holders of more than 50% of the shares of each HIS Fund are present at the Meeting in person or by proxy; or (ii) more than 50% of the shares of each HIS Fund. If the required vote is not obtained for any HIS Fund with respect to any fundamental policy, that HIS Fund will retain such fundamental investment policy even if shareholders approve changes to other fundamental policies for that Fund.

Adjournments; Other Business. In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of any proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Trust or HIS Fund in order to permit further solicitation of proxies for any such proposal(s). Any adjournment requires the affirmative vote of a majority of the votes properly cast on the question, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of any proposal that has not yet then been adopted. They will vote against any such adjournment any proxy that directs them to vote against each proposal that has not yet then been adopted. They will not vote any proxy that directs them to abstain from voting on any proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the election of the Trustees of the Trusts and changes to certain fundamental investment policies of the HIS Funds. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings. The Trusts do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of a Trust or a Fund must be received by the Trust or the Fund in writing a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Appendix A

Contract Review & Governance Committee

Of

Natixis Funds Trust I

Natixis Funds Trust II

Natixis Cash Management Trust

Natixis Funds Trust IV

Loomis Sayles Funds I

Loomis Sayles Funds II

Gateway Trust

Hansberger International Series

CHARTER

1)	The Contract Review & Governance Committee (the “Committee”) of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Cash Management Trust, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series (the “Trusts”) shall be composed entirely of independent trustees.

2)	The purposes of the Committee are:

a)	Contract Review Matters:

i)	To request and evaluate such information as may reasonably be necessary to evaluate the terms of the advisory agreements, subadvisory agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the funds in each Trust on an annual basis and as needed throughout the year;

ii)	To monitor the performance of the advisers and oversee the performance of the subadvisers to the funds in each Trust on a quarterly and annual basis, and as needed throughout the year;

iii)	To hold scheduled meetings on a regular basis in order to conduct such Committee business and report to the full Board of Trustees at their next regularly scheduled meeting or sooner; and

iv)	To submit minutes of such meetings to the full Board on a regular basis.

b)	Governance Matters:

Except as the Board may otherwise determine the Committee shall:

i)	Make and consider nominations for independent trustee membership on the Board of Trustees when necessary, pursuant to the procedures set forth in Appendix A hereto;

ii)	At least annually, review board governance practices and procedures and shall recommend any appropriate changes to the full board;

iii)	Review the composition of the board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the board;

iv)	Review trustee compensation annually and shall recommend any appropriate changes to the independent trustees;

v)	Review committee assignments on an annual basis; and

vi)	Review as necessary the responsibilities of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full board.

3)	Other Powers and Responsibilities:

a)	The Committee shall monitor the performance of legal counsel employed by the Trusts and the independent trustees, and shall be responsible for the supervision of counsel for the independent trustees;

b)	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Trust;

c)	When appropriate the Committee shall review potential conflict of interest situations; and

d)	The Committee shall review this charter at least annually and recommend any changes to the full board.

Appendix A – Procedures with Respect to Nominees to the Board

I.

Identification of Candidates. When a vacancy on the Board of the Trusts exists or is anticipated, the Committee may make nominations for Trustee membership. When nominating an individual to fill a vacancy on the Trust’s Board, the Committee may seek referrals from a variety of sources, including current Trustees, management of the Funds, Funds counsel and counsel to the Independent Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures. The Committee has not established specific, minimum qualifications that must be met by an individual in order for such person to be considered by the Committee for nomination as an Independent Trustee. The Committee, however, believes that the Board of Trustees as a whole should reflect diversity, and will generally consider each nominee’s professional experience, education, skills, life experiences and other individual qualities.

II.	Shareholder Candidates. Except as provided below, the Committee also shall consider any candidate for Independent Trustee recommended by a shareholder of a Trust if such recommendation contains sufficient background information concerning the candidate to enable a proper judgment to be made as to the candidate’s qualifications, and the recommendation is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Board of Trustees, c/o Secretary of the Trust. Such requirements may be contained in a Trust’s Declaration of Trust or Bylaws. In such case, any shareholder nominations must meet such requirements in order to be considered. A recommendation from a shareholder shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

III.	Evaluation of Candidates. In evaluating nominees for a position on the Board, the Committee may consider any factors it deems appropriate, including, without limitation, (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. Any individuals recommended by shareholders will be evaluated in the same manner as individuals brought to the Board’s attention in some other manner.

Appendix B

For each class of the Fund’s shares entitled to vote at the Meeting, the number of shares outstanding and the number of votes to which each class is entitled as of April 1, 2010 was as follows:

	Class A	Class B	Class C	Class Y
Natixis Funds Trust I
Absolute Asia Dynamic Equity Fund	7,872.69	N/A	100.19	250,000.19
CGM Advisor Targeted Equity Fund	71,578,810.34	1,285,354.89	8,624,525.24	14,859,605.15
Hansberger International Fund	4,979,325.97	589,472.34	959,419.18	N/A
Loomis Sayles Core Plus Bond Fund	13,207,570.54	451,585.77	8,409,920.51	4,314,971.13
Natixis Income Diversified Portfolio	3,578,381.09	N/A	2,560,075.67	N/A
Natixis U.S. Diversified Portfolio	13,270,514.17	1,871,803.72	1,537,734.53	72,065.31
Vaughan Nelson Small Cap Value Fund	13,899,200.99	467,244.59	1,857,049.18	9,936,232.14

Natixis Funds Trust II
ASG Diversifying Strategies Fund	413,861.35	N/A	63,910.52	3,388,251.00
ASG Global Alternatives Fund	12,218,409.85	N/A	3,901,383.09	15,136,991.55
Harris Associates Large Cap Value Fund	8,960,403.92	604,170.49	623,415.04	626,796.24
Vaughan Nelson Value Opportunity Fund	544,721.69	N/A	34,305.61	1,811,480.81

Natixis Funds Trust IV
AEW Real Estate Fund	4,346,259.42	268,737.99	639,676.39	6,930,048.34

Natixis Cash Management Trust
Money Market Series	198,141,601.65	15,151,875.45	10,138,853.48	N/A

Gateway Trust
Gateway Fund	108,257,968.38	N/A	10,145,562.03	67,343,950.80

	Institutional Class	Advisor Class
Hansberger International Series
Hansberger Emerging Markets Fund	20,451,639.28	193,736.65
Hansberger International Core Fund	6,142,468.57	302,757.00
Hansberger International Growth Fund	40,816,929.39	693,889.39
Hansberger International Value Fund	2,080,655.37	7,486,357.77

	Institutional Class	Retail Class	Admin Class
Loomis Sayles Funds I
Loomis Sayles Bond Fund	797,946,054.44	587,724,712.02	18,099,400.39
Loomis Sayles Fixed Income Fund	59,335,160.60	N/A	N/A
Loomis Sayles Global Bond Fund	71,001,559.14	62,282,697.33	N/A
Loomis Sayles High Income Opportunities Fund	6,678,700.21	N/A	N/A
Loomis Sayles Inflation Protected Securities Fund	1,425,872.26	N/A	N/A
Loomis Sayles Institutional High Income Fund	48,026,270.35	N/A	N/A
Loomis Sayles Intermediate Duration Fixed Income Fund	3,147,226.61	N/A	N/A
Loomis Sayles Investment Grade Fixed Income Fund	39,588,813.14	N/A	N/A
Loomis Sayles Securitized Asset Fund	61,296,041.25	N/A	N/A
Loomis Sayles Small Cap Value Fund	22,457,720.86	18,065,891.71	3,391,950.39

Loomis Sayles Funds II
Loomis Sayles Small Cap Growth Fund	3,700,396.57	5,827,687.18	N/A

	Class A	Class B	Class C	Class Y	Class J	Admin Class
Loomis Sayles Funds II
Loomis Sayles Disciplined Equity Fund	278,273.40	21,624.94	194,156.66	4,349,153.34	N/A	N/A
Loomis Sayles Global Markets Fund	3,983,858.98	N/A	7,974,349.82	9,164,564.44	N/A	N/A
Loomis Sayles Growth Fund	6,632,542.95	1,024,160.30	2,980,217.87	10,737,210.31	N/A	N/A
Loomis Sayles High Income Fund	14,532,332.80	298,147.33	4,070,020.63	9,958,107.36	N/A	N/A
Loomis Sayles International Bond Fund	1,716,288.25	N/A	668,995.28	833,817.95	N/A	N/A
Loomis Sayles Investment Grade Bond Fund	251,670,604.83	1,443,394.13	213,615,733.53	316,302,758.33	11,387,020.00	85.55
Loomis Sayles Limited Term Government and Agency Fund	11,013,053.49	348,706.15	5,227,082.26	3,834,728.66	N/A	N/A
Loomis Sayles Mid Cap Growth	2,147,733.71	N/A	1,015.79	1,421,940.56	N/A	N/A
Loomis Sayles Strategic Income Fund	406,471,908.61	10,122,352.89	355,920,566.35	159,475,754.89	N/A	72.90
Loomis Sayles Value Fund	7,583,216.06	259,917.89	620,142.71	44,655,364.81	N/A	59.92

As of April 1, 2010, the following persons owned of record or beneficially 5% or more of the noted class of shares of the noted Fund*:

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
NATIXIS FUNDS TRUST I

Absolute Asia Dynamic Equity Fund
Class A
	Ameritrade Inc. Omaha, NE 68103-2226	7,772.512	98.72%
Class C
	Natixis AM Advisors LP Boston, MA 02116-3305	100.000	99.81%
Class Y
	Natixis Global Asset Management, L.P. Boston, MA 02116-3368	250,000.000	99.99%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

CGM Advisor Targeted Equity Fund
Class A
	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	4,152,511.292	5.80%

	C/O Fascore OTC Custodian FBO NEF Agents Retirement Plans Greenwood Village, CO 80111-5002	3,718,573.040	5.19%
Class C
	MLPF&S for the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	3,082,615.415	35.83%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	1,388,101.704	16.13%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	652,880.274	7.58%
Class Y
	Merrill Lynch Pierce Fenner & Smith, Inc. Jacksonville, FL 32246-6484	8,339,814.637	56.14%

	Equitable Trust Company Nashville, TN 37205-2314	2,383,230.419	16.04%

	Charles Schwab & Co., Inc. Special Custody Account for Benefit of Customers San Francisco, CA 94104-4151	1,927,787.558	12.97%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

Hansberger International Fund
Class A
	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	175,477.072	18.32%

	MLPF&S for the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	174,217.100	18.19%

Loomis Sayles Core Plus Bond Fund
Class A
	MLPF&S for the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	2,245,578.211	17.01%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	1,180,037.860	8.94%

	Citigroup Global Markets, Inc. Owings Mills, MD 21117-3256	756,228.883	5.73%
Class B
	MLPF&S for the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	89,105.918	19.69%

	Citigroup Global Markets, Inc. Owings Mills, MD 21117-3256	42,962.464	9.49%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class C
	MLPF&S for the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	4,387,310.891	52.23%

	Citigroup Global Markets, Inc. Owings Mills, MD 21117-3256	925,843.700	11.02%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	543,954.573	6.47%
Class Y
	MLPF&S for the Sole Benefit of its Customers Jacksonville, FL 32246-6484	2,413,336.825	55.96%

	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers San Francisco, CA 94104-4151	571,219.044	13.24%

	LPL Financial FBO Customer Accounts San Diego, CA 92150-9046	254,121.202	5.89%

	Bricklayers & Allied Craftsmen Austintown, OH 44515-2202	249,313.761	5.78%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

Natixis Income Diversified Portfolio
Class A
	Citigroup Global Markets, Inc. Owings Mills, MD 21117-3256	2,171,122.707	60.70%

	MLPF&S for the Sole Benefit of its Customers Jacksonville, FL 32246-6484	393,770.390	11.01%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	241,541.311	6.75%
Class C
	MLPF&S for the Sole Benefit of its Customers Jacksonville, FL 32246-6484	1,366,742.415	53.38%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	407,903.589	15.93%

	Citigroup Global Markets, Inc. Owings Mills, MD 21117-3256	227,943.970	8.90%

Natixis U.S. Diversified Portfolio
Class C
	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	233,931.655	15.18%

	MLPF&S for the Sole Benefit of its Customers Jacksonville, FL 32246-6484	178,682.641	11.60%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	87,682.421	5.69%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class Y
	Orchard Trust Co. TTEE Employee Benefits Clients Greenwood Village, CO 80111-5002	34,479.823	48.38%

	Metlife Insurance Company Jersey City, NJ 07302-3855	22,359.921	31.37%

	MLPF&S for the Sole Benefit of its Customers Jacksonville, FL 32246-6484	9,010.169	12.64%

	New England/SA DIA Greenwood Village, CO 80111-5002	4,029.180	5.65%

Vaughan Nelson Small Cap Value Fund
Class A
	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers San Francisco, CA 94104-4151	2,423,458.797	17.43%

	NFS LLC FEBO Stock Yards Bank Louisville, KY 40202-3215	1,646,529.734	11.84%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	1,626,110.259	11.70%

	NFS LLC FEBO BONY Cust. For PAS Small Cap FOF New York, NY 10006-2254	868,358.846	6.24%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class C
	MLPF&S for the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	470,462.111	25.26%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	339,842.814	18.25%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	143,560.066	7.70%
Class Y
	LPL Financial fbo Customer Accounts San Diego, CA 92150-9046	3,051,469.725	30.76%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	2,833,026.098	28.55%

	Parbank Co. Parkersburg, WV 26101-5144	939,845.829	9.47%

	The Vanguard Fiduciary Trust Co. Wayne, PA 19087-1816	894,555.128	9.01%

NATIXIS FUNDS TRUST II

ASG Global Alternatives Fund
Class A
	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	4,721,569.888	39.65%

	LPL Financial fbo Customer Accounts San Diego, CA 92150-9046	982,958.094	8.25%

	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	910,912.306	7.64%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class C
	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	1,729,988.783	45.05%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	667,472.043	17.38%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	237,662.616	6.18%
Class Y
	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	7,141,999.113	47.60%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	2,057,378.052	13.71%

	LPL Financial fbo Customer Accounts San Diego, CA 92150-9046	1,283,634.008	8.55%

	Charles Schwab & Co. Inc. Special Custody Acct fbo Customers San Francisco, CA 94104-4151	813,835.839	5.42%

ASG Diversifying Strategies Fund
Class A
	LPL Financial fbo Customer Accounts San Diego, CA 92150-9046	154,831.142	37.41%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	49,652.156	11.99%
Class C
	Pershing LLC Jersey City, NJ 07303-2052	4,464.493	7.43%

	Pershing LLC Jersey City, NJ 07303-2052	3,235.567	5.39%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class Y
	Natixis Global Asset Management LP Boston, MA 02116-3305	1,263,473.995	37.28%

Harris Associates Large Cap Value Fund
Class C
	MLPF&S for the Sole Benefit of its Customers Jacksonville, FL 32246-6484	297,225.708	47.44%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	47,865.943	7.64%
Class Y
	Charles Schwab & Co. Inc. Special Custody Account for Bnft Cust San Francisco, CA 94104-4151	281,651.325	45.07%

	MLPF&S for the Sole Benefit of its Customers Jacksonville, FL 32246-6484	126,377.593	20.22%

	Virginia G Moose TTEE & James A Moose Jr TTEE Revocable Trust DTD 1996 Sacramento, CA 95818-3707	37,225.326	5.95%

Vaughan Nelson Value Opportunity Fund
Class A
	Charles Schwab & Co. Inc. Special Custody Acct. fbo Customers San Francisco, CA 94104-4151	294,293.782	54.40%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class C
	Raymond James & Assoc Inc. CSDN fbo Michael G Hans IRA Pittsburgh, PA 15237-3804476	3,213.512	9.36%

	Raymond James & Assoc. Inc. CSDN fbo Michael L. Moonblatt IRA Elkins Park, PA 19027-1106058	2,544.777	7.41%

	LPL Financial San Diego, CA 92121-1968	2,523.700	7.35%

	LPL Financial San Diego, CA 92121-1968	2,357.084	6.87%

	LPL Financial San Diego, CA 92121-1968	2,345.582	6.83%

	LPL Financial San Diego, CA 92121-1968	2,049.180	5.97%

	Raymond James & Assoc. Inc. CSDN fbo Elizabeth A Tomsik IRA Rocky River, OH 44116-1642605	1,885.246	5.49%
Class Y
	Charles Schwab & Co. Inc. Special Custody Acct fbo Customers San Francisco, CA 94104-4151	729,340.782	40.93%

	Natixis Global Asset Management LP Boston, MA 02116-3368	101,052.049	5.67%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

NATIXIS FUNDS TRUST IV

AEW Real Estate Fund
Class A
	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	938,471.416	21.59%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	728,157.979	16.75%

	Hanys Upstate Plans FBO Hanys Downstate Plans Utica, NY 13502-6317	638,575.635	14.69%

	Community Bank NA Cust FBO Hanys Upstate Plans Utica, NY 13502-6317	275,695.758	6.34%
Class C
	Charles Schwab & Co. Inc. Special Custody Acct. fbo Customers San Francisco, CA 94104-4151	191,941.273	29.96%

	MLPF&S for the Sole Benefit of its Customers Jacksonville, FL 32246-6484	105,576.069	16.48%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	88,434.945	13.80%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	74,981.214	11.70%

	Wells Fargo Bank NA fbo Danskin Inc. Minneapolis, MN 55480-1533	42,567.684	6.64%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class Y
	NFS LLC FEBO Bank of America NA Trustee fbo our Clients Omnibus Cash Cash Dallas, TX 75283-1575	3,174,430.345	45.86%

	Wells Fargo Bank NA fbo Rayonier DB—Cash Account Minneapolis, MN 55480-1533	559,767.946	8.08%

	Charles Schwab & Co. Inc. Special Custody Acct. fbo Bnft Cust San Francisco, CA 94104-4151	407,558.950	5.88%

NATIXIS CASH MANAGEMENT TRUST

Natixis Cash Management Trust—Money Market Series
Class C
	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	2,796,966.310	27.52%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	1,103,853.680	10.86%

GATEWAY TRUST

Gateway Fund
Class A
	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	23,981,372.295	22.18%

	Charles Schwab & Co. San Francisco, CA 94104-4151	15,516,824.260	14.35%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class C
	MLPF&S For the sole benefit of its customers Jacksonville, FL 32246-6484	3,970,814.588	39.10%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	1,344,807.278	13.14%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	1,154,545.384	11.36%
Class Y
	Charles Schwab & Co. San Francisco, CA 94104-4151	24,758,823.770	36.85%

	MLPF&S For the sole benefit of its customers Jacksonville, FL 32246-6484	6,429,287.793	9.56%

	LPL Financial fbo Customer Accounts San Diego, CA 92150-9046	3,953,987.213	5.88%

HANSBERGER INTERNATIONAL SERIES

Hansberger Emerging Markets Fund
Institutional Class
	Tobias White & Co. Flint, MI 48502-1649	13,756,199.375	67.26%

	General Employees Ret System City of Ft Lauderdale Ft Lauderdale, FL 33302-4250	2,808,241.609	13.73%

	A Michael Lipper Summit, NJ 07901-2808	1,887,435.751	9.22%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Advisor Class
	Charles Schwab & Co. Inc. Special Custody fbo Customers San Francisco, CA 94104-4151	154,952.957	79.98%

	Edward Schrader & Dania Schrader JTWROS Plantation, FL 33317-7636	17,099.422	8.82%

	Our Lady of Grace Catholic Church Lubbcok, TX 79415-1623	14,226.723	7.34%

Hansberger International Core Fund
Institutional Class
	Southern California Pipe Trades Retirement Fund Los Angeles, CA 90020-1738	1,926,154.061	31.35%

	Patterson & Co. FBO City of Hollywood, FL Charlotte, NC 28262-8522	1,080,202.502	17.58%

	National City Bank FBO Archdioceses of Louisville Cleveland, OH 44101-4984	997,323.071	16.23%

	Freddie Mac Foundation Inc. McLean, VA 22102-3112	951,894.177	15.49%

	NFS LLC FEBO US National Bank Association Milwaukee, WI 53212-3958	496,285.001	8.07%
Advisor Class
	Charles Schwab & Co., Inc. Special Custody fbo Customers San Francisco, CA 94104-4151	289,915.863	95.75%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

Hansberger International Growth Fund
Institutional Class
	The Sealy & Smith Foundation Galveston, TX 77550-1532	3,891,089.569	9.16%

	Mac & Co Pittsburgh, PA 15230-3198	3,544,606.568	8.35%

	The Heinz Endowments Pittsburgh, PA 15222-3110	2,661,513.012	6.27%

	SEI Private Trust c/o Mellon Bank Oaks, PA 19456-9989	2,650,238.543	6.24%

	Memorial Sloan-Kettering Cancer Center New York, NY 10017-6706	2,265,610.863	5.33%
Advisor Class
	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	295,904,775.808	37.17%

Hansberger International Value Fund
Institutional Class
	Irving S. Gilmore Foundation Kalamazoo, MI 49007-3915	1,155,010.272	55.51%

	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	312,583.592	15.02%

	Bank of America NA Dallas, TX 75283-1575	198,382.824	9.53%

	Saxon & Co. Philadelphia, PA 19182-0001	148,239.223	7.12%
Advisor Class
	LPL Financial fbo Customer Accounts San Diego, CA 92150-9046	2,173,677.650	29.05%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

LOOMIS SAYLES FUNDS I

Loomis Sayles Bond Fund
Institutional Class
	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	295,904,775.808	37.17%

	National Financial Services Corp, for exclusive benefit of our customers New York, NY 10281-1003	122,163,768.208	15.34%

	Merrill Lynch Pierce Fenner & Smith, Inc. Jacksonville, FL 32246-6484	53,656,138.940	6.74%

	Citigroup Global Markets, Inc. New York, NY 10013-2375	43,916,474.474	5.51%

	Ameritrade Inc. For the exclusive benefit of our customers Omaha, NE 68103-2226	39,993,633.373	5.02%
Retail Class
	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	229,753,757.615	39.12%

	National Financial Services Corp. for exclusive benefit of our customers New York, NY 10281-1003	125,947,953.810	21.44%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	35,492,778.339	6.04%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Admin Class
	Nationwide Trust Co. FSB Columbus, OH 43218-2029	3,462,757.847	19.13%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the sole benefit of its customers Jacksonville, FL 32246-6484	1,820,931.401	10.06%

	National Financial Services Corp. for exclusive benefit of our customers New York, NY 10281-1003	1,797,688.478	9.93%

	Hartford Life Insurance Co. Weatogue, CT 06089-9793	1,082,841.669	5.98%

Loomis Sayles Fixed Income Fund
Institutional Class
	Somerville Retirement System Somerville, MA 02145-2819	3,881,002.864	6.54%

	Massachusetts Water Resources Authority Retirement System Chelsea, MA 02150-3334	3,612,619.653	6.08%

	The Northern Trust TTEE fbo Centerpoint Energy Employees Savings Plan-DV Chicago, IL 60675-0001	3,355,469.661	5.65%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

Loomis Sayles Global Bond Fund
Institutional Class
	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	17,498,386.287	24.67%

	Inova Health Care Services Falls Church, VA 22042-1254	12,955,847.672	18.26%

	National Financial Services Corp. for exclusive benefit of our customers New York, NY 10281-1003	9,804,051.218	13.82%

	Merrill Lynch Pierce Fenner & Smith, Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	3,695,975.774	5.21%
Retail Class
	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	28,559,086.657	45.97%

	National Financial Services Corp. for exclusive benefit of our customers New York, NY 10281-1003	15,435,808.558	24.84%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

Loomis Sayles High Income Opportunities Fund
Institutional Class
	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	1,653,223.158	24.90%

	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	1,360,047.079	20.48%

	Iron Workers of Western Pennsylvania Pension Plan Pittsburgh, PA 15222-4512	1,082,035.932	16.29%

	Smith Barney Corporate Trust Company Custodian Wilmington, DE 19801-4909	539,467.752	8.12%

	Northern Minnesota Wisconsin Area Retail Clerk St. Paul, MN 55107-2292	520,162.942	7.83%

	Keybank NA fbo NW Ohio Carpenters Cleveland, OH 44101-4871	422,173.852	6.35%

Loomis Sayles Inflation Protected Securities Fund
Institutional Class
	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	376,985.337	26.54%

	Ameritrade Inc. For the exclusive benefit of our customers Omaha, NE 68103-2226	207,802.316	14.62%

	Merrill Lynch Pierce Fenner & Smith, Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	172,321.819	12.13%

	Loomis Sayles Distributors LP Boston, MA 02111-2621	140,886.210	9.91%

	Loomis Sayles Trust Co. LLC Boston, MA 02111-2647	112,861.923	7.94%

	Michigan Peer Review Organization Farmington Hills, MI 48335-2631	85,014.913	5.98%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

Loomis Sayles Institutional High Income Fund
Institutional Class
	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	3,086,085.190	6.42%

	US Bank NA FBO Society of Jesus Milwaukee, WI 53201-1787	2,593,421.778	5.39%

	Macbee & Co Saugus, MA 01906-3283	2,479,465.940	5.16%

Loomis Sayles Intermediate Duration Fixed Income Fund
Institutional Class
	Curry College Milton, MA 02186-2395	1,574,702.542	50.03%

	Youngstown Area Jewish Federation Youngstown, OH 44504-1314	638,592.076	20.29%

	Trustees of Clark University Worcester, MA 01610-1477	369,003.160	11.72%

	Carey & Co. Columbus, OH 43219-6010	216,011.249	6.86%

Loomis Sayles Investment Grade Fixed Income Fund
Institutional Class
	David R. Shumate Anders W Hall Ttees The Duke Endowment Durham, NC 27701-3983	4,123,792.841	10.41%

	Mac & Co. Pittsburgh, PA 15230-3198	3,150,571.729	7.95%

	David Shumate & Anders Hall Ttees Employees Retirement Plan of Duke Univsersity Durham, NC 27701-3983

	Braintree Contributory Retirement System Braintree, MA 02184-5337	2,607,426.880	6.58%

	Wells Fargo Bank NA fbo Pueblo of Laguna-General Fund-Loomis Minneapolis, MN 55480-1533	2,298,871.434	5.80%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

Loomis Sayles Securitized Asset Fund
Institutional Class
	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	50,670,433.375	82.72%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	9,755,236.744	15.92%

Loomis Sayles Small Cap Value Fund
Institutional Class
	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	3,681,461.013	16.39%

	Fidelity Investment Institutional Operations Co. as agent for certain employee benefit plans Covington, KY 41015-1999	2,745,914.373	12.22%

	Citigroup Global Markets, Inc. New York, NY 10013-2375	2,733,247.565	12.17%

	Wells Fargo Bank NA fbo RPS Loomis-Sayles Small Cap Value Minneapolis, MN 55480-1533	1,798,650.743	8.01%

	National Financial Services Corp. for exclusive benefit of our customers New York, NY 10281-1003	1,329,837.905	5.92%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

Retail Class
	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	8,274,240.706	45.79%

	Fidelity Investment Institutional Operations Co. as agent for certain employee benefit plans Covington, KY 41015-1999	3,250,449.078	17.99%

	National Financial Services Corp. for exclusive benefit of our customers New York, NY 10281-1003	1,810,201.609	10.01%

	ING Life Insurance Company Hartford, CT 06156-0001	1,671,171.938	9.24%
Admin Class
	Reliance Trust Company fbo Retirement Plans Serviced by Metlife Greenwood Vlg, CO 80111-5002	927,690.397	27.73%

	Merrill Lynch Pierce Fenner & Smith, Inc. for the sole benefit of its customers Jacksonville, FL 32246-6484	726,923.684	21.73%

	ING Advisor Trustee: Relaince Trust Company Somerset, NJ 08873-4162	266,607.618	7.97%

	New York Life Trust Company Client Account Parsippany, NJ 07054-1007	201,792.583	6.03%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

LOOMIS SAYLES FUNDS II

Loomis Sayles Disciplined Equity Fund
Class A
	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	87,741.610	31.54%

	Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	30,980.283	11.13%

	DWS Trust Co Ttee Radius Worcester Operating 401K Plan Salem, NH 03079-1143	17,714.832	6.36%
Class B
	First Clearing LLC Ponte Vedra, FL 32082-2668	3,471.677	16.05%

	American Enterprise Investment SVCS Minneapolis, MN 55474-0001	3,319.979	15.35%

	NFS LLC FEBO Flemington, NJ 08822-3037	3,088.980	14.28%

	NFS LLC FEBO NFS/FMTC IRA fbo Melvin J. Peterson Flemington, NJ 08822-3037	2,734.976	12.64%

	First Clearing LLC Saint Louis, MO 63103-2523	2,285.566	10.56%

	State Street Bank & Trust Co. Cuso for the IRA Rollover of Moiz S Balkhi Simi Valley, CA 93065-6004	1,143.047	5.28%
Class C
	Merrill Lynch Pierce Fenner & Smith, Inc. Merrill Lynch Financial Data Svcs Jacksonville, FL 32246-6484	126,265.397	64.76%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class Y
	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	2,560,986.232	79.79%

	NFS LLC FEBO Bank of America NA Dallas, TX 75283-1575	166,160.044	5.17%

Loomis Sayles Global Markets Fund
Class A
	LPL Financial fbo Customer Accounts San Diego, CA 94104-4151	792,625.582	19.91%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	684,583.086	17.19%

	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	664,095.393	16.68%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	208,128.744	5.22%
Class C
	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	4,737,578.329	59.30%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	532,711.541	6.66%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	519,428.875	6.50%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class Y
	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	3,085,414.119	36.24%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	2,099,912.232	24.66%

	Strafe & Co. Fbo Charles S Draper Laboratory Cus Newark, DE 19714-6924	1,973,716.806	23.18%

	National Financial Services Corp for Exclusive Benefit of our Customers New York, NY 10281-1003	481,842.237	5.66%

Loomis Sayles Growth Fund
Class A
	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	482,584.496	7.27%
Class B
	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	142,581.880	13.92%
Class C
	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	1,403,813.879	46.94%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	314,734.503	10.52%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class Y
	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	5,040,130.185	63.18%

	Comerica Bank Fbo City of Livonia Retiree Health & Disability Benefits Plan & Trust Detroit, MI 48275-0001	1,306,386.055	16.37%

	SEI Private Trust Company Oaks, PA 19456-9989	523,489.765	6.56%

	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	412,178.475	5.16%

Loomis Sayles High Income Fund
Class A
	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers San Francisco, CA 94104-4151	2,041,259.443	14.05%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	1,122,962.612	7.72%
Class B
	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	15,391.379	5.13%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class C
	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	878,624.216	21.58%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	726,321.740	17.84%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	417,856.982	10.26%
Class Y
	NFS LLC FEBO Freya Fanning & Company LLC Beverly Farms, MA 01915-0522	1,367,278.815	13.79%

	The Vanguard Fiduciary Trust Co. Wayne, PA 19087-1816	1,077,005.322	10.86%

Loomis Sayles International Bond Fund
Class A
	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	325,612.757	19.00%

	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	322,133.475	18.79%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	114,307.371	6.67%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class C
	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	452,125.389	67.58%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	90,584.999	13.54%
Class Y
	Natixis Global Asset Management LP Boston, MA 02116-3368	604,515.302	72.49%

	LPL Financial Fbo Customer Accounts San Diego, CA 92150-9046	58,237.918	6.98%

Loomis Sayles Investment Grade Bond Fund
Class A
	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	54,974,261.471	21.91%

	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	22,809,143.974	9.09%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	20,637,570.929	8.22%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	12,806,619.814	5.10%
Class B
	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	471,686.683	32.64%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class C
	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	93,546,394.369	43.88%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	19,994,015.071	9.37%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	19,573,418.263	9.18%
Class Y
	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	69,904,241.820	22.27%

	Edward D. Jones & Co. Maryland Heights, MO	38,328,544.818	12.21%

	LPL Financial FBO Customer Accounts San Diego, CA 92150-9046	36,496,225.645	11.62%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	33,874,752.701	10.79%

	Prudential Investment Management Service fbo Mutual Fund Clients Newark, NJ 07102-4056	18,950,221.435	6.03%
Admin Class
	Natixis Asset Management Advisors LP Boston, MA 02116-3305	85.066	99.80%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

Loomis Sayles Limited Term Government and Agency Fund
Class A
	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	965,852.274	8.77%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	919,388.247	8.34%

	NFS LLC FEBO # Comm First Trust DBA CFTOC Hot Springs, AR 71913-6447	637,438.692	5.78%
Class B
	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	57,016.549	16.35%
Class C
	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	2,235,725.806	42.89%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	515,522.833	9.89%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	384,738.409	7.38%
Class Y
	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	2,010,913.605	52.84%

	LPL Financial fbo Customer Accounts San Diego, CA 92150-9046	632,643.122	16.62%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

Loomis Sayles Mid Cap Growth
Class A
	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	714,949.961	33.29%

	PIMS/Prudential Retirement as Nominee for the Ttee/Cust Pl 768 Fugro 401(k) Plan Houston, TX 77081-1009	267,569.905	12.46%

	Wachovia Bank fbo Various Retirement Plans Charlotte, NC 28262-8522	222,502.747	10.36%

	Mercer Trust Company Ttee fbo MEMC Electronic Materials, Inc. Norwood, MA 02062-1599	172,524.776	8.03%
Class C
	First Clearing LLC Brentwood, TN 37027-7014	409.417	40.30%

	Wells Fargo Investments LLC Minneapolis, MN 55402-2323	284.650	28.02%

	Raymond James & Assoc. Inc. fbo Esther Kamhi Brooklyn, NY 11234-6704	255.624	25.16%

	Natixis Asset Management Advisors LP Boston, MA 02116-3305	66.094	6.50%
Class Y
	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	696,703.295	49.01%

	Mercer Trust Company Ttee fbo Idaho Power Co. Employee SP	218,477.057	15.37%

	New York Life Trust Company Parsippany, NJ 07054-1007	109,881.433	7.73%

	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL	76,879.402	5.41%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

Loomis Sayles Small Cap Growth Fund
Institutional Class
	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	1,613,214.329	43.67%

	OTC Custodian FBO Greenwood Village, CO 80111-5002	725,872.411	19.65%

	National Financial Services Corp for the Exclusive Benefit of Our Customers One World Financial Center New York, NY 10281-1003	447,229.559	12.10%
Retail Class
	National Financial Services Corp for the Exclusive Benefit of Our Customers One World Financial Center New York, NY 10281-1003	567,522.776	9.74%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	498,762.971	8.56%

	PIMS/Prudential Retirement As nominee for the trustee of Wayne County Detroit, MI 48226-1610	480,443.045	8.24%

	PIMS/Prudential Retirement As nominee for the trustee of Jack Henry Associates, Inc. Allen, TX 75013-2790	440,068.829	7.55%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned

Loomis Sayles Strategic Income Fund
Class A
	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	95,606,299.311	23.53%

	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers San Francisco, CA 94104-4151	61,293,186.288	15.09%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	35,296,944.783	8.69%

	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	33,662,528.204	8.28%
Class B
	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	3,782,335.455	37.31%
Class C
	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	161,168,392.105	45.26%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	42,381,364.170	11.90%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	35,883,424.525	10.07%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class Y
	MLPF&S for the sole benefit of its customers Jacksonville, FL 32246-6484	93,472,997.276	58.80%

	Charles Schwab & Co. Inc. Special Custody Acct fbo Exclusive Benefit of Customers San Francisco, CA 94104-4151	18,381,196.464	11.56%
Admin Class
	Natixis Asset Management Advisors LP Boston, MA 02116-3305	72.762	99.80%

Loomis Sayles Value Fund
Class A

	PIMS/Prudential Retirement as nominee for the Ttee/Cust Pl 006 the Spectrum Brands 401K Atlanta, GA 30328-6187	520,721.747	6.87%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	478,728.956	6.31%
Class C
	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data SVCS Jacksonville, FL 32246-6484	177,334.109	28.60%

	UBS WM USA Omni Account M/F Jersey City, NJ 07310-2055	49,385.750	7.96%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class Y
	National Financial Services Corp. for Exclusive Benefit of Our Customers New York, New York 10281-1003	13,824,318.811	31.39%

	Fidelity Investments Institutional Profit Sharing Plan Covington, KY 41015-1999	7,016,152.200	15.93%

	Charles Schwab & Co. Inc. San Francisco, 94104-4151	3,728,288.959	8.46%

	State Street Bank Ttee fbo SODEXO 401k Employees Retirement Savings and Trust Westwood, MA 02090-2318	3,222,956.324	7.32%
Admin Class
	Natixis Asset Management Advisors LP Boston, MA 02116-3305	59.809	99.81%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

Ownership of Shares by Management

As of April 1, 2010, the Trustees and executive officers of the Trusts collectively owned less than 1% of the outstanding shares of each class of shares of each Fund except for the following:

Trustees	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Harris Associates Large Cap Value Fund—Class Y
John T. Hailer[1]	9,242.059	1.54%
Loomis Sayles Small Cap Growth Fund—Institutional Class
Robert J. Blanding	62,602.113	1.69%

[1]	Mr. Hailer’s information is as of March 1, 2010.

PROXY	[TRUST]	PROXY

Proxy Solicited by the Board of Trustees

Form of PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2010

The undersigned hereby appoints and authorizes each of Coleen Downs Dinneen, Michael Kardok and Russell Kane as proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of [TRUST] (the “Trust”), on May 27, 2010 at 2:00 p.m. Eastern Time, and any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present.

VOTE VIA THE INTERNET: www.proxy-direct.com/nat VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, or guardian or as a custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature(s) and Title(s), if applicable

Signature(s) and Title(s), if applicable

Date	21170_NAT_032410B

FUND	FUND	FUND
Fundname Drop In 1	Fundname Drop In 2	Fundname Drop In 3
Fundname Drop In 4	Fundname Drop In 5	Fundname Drop In 6
Fundname Drop In 7	Fundname Drop In 8	Fundname Drop In 9
Fundname Drop In 10	Fundname Drop In 11	Fundname Drop In 12

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: www.proxy-direct.com/nat Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting 399 Boylston Street Boston, MA, 02116 on May 27, 2010

Important Notice Regarding the Availability of Proxy Materials for [TRUST]

Shareholder Meeting to Be Held on May 27, 2010.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/nat

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR the proposal.

Please mark your vote below in blue or black ink. Do not use red ink. Example:¢

☐ To vote FOR all Proposals for your Fund and FOR all nominees to the Board, mark this box. No other vote is necessary.

1.	To elect four nominees to the Board of Trustees of the Trust:

	01) Kenneth A. Drucker 02) Wendell J. Knox 03) Erik R. Sirri 04) Peter J. Smail	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
		☐	☐	☐
To withhold authority to vote for any individual nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

NAT_21170_032410B

[TRUST]

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL BY TELEPHONE OR VIA THE INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the [TRUST] Shareholder Meeting to Be Held on May 27, 2010.

As a shareholder, it is important for you to vote!

On the back of this notice, you will find a summary of the proposals that require a shareholder vote at the Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for the Meeting is available at:

https://www.proxy-direct.com/nat

If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within 3-business days of receipt of the request. Please make your request as soon as possible, but no later than May 16, 2010, to facilitate timely delivery.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE

FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE, OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/nat

On this site you can view the Proxy Statement and Form of Proxy online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-866-884-2702

Obtain paper copies of the Proxy Statement and/or Form of Proxy with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. or Canada at NO CHARGE to you. Follow the instructions provided in the recorded messages.

EMAIL US AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the shareholder meeting and/or to set future delivery preferences.

•   Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this notice in your email request for materials.

•   If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN MAY 16, 2010, TO FACILITATE TIMELY DELIVERY.

This meeting is being held for the following purpose:

1.	To elect Trustees for the Trust.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees unanimously recommends that shareholders vote FOR each nominee to the Board of Trustees identified in the Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on April 1 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The proxy is being solicited on behalf of the Board of Trustees of the Trust. Please see the proxy card for directions on how to attend the Meeting and vote in person.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE MEETING PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY INTERNET OR BY TELEPHONE; OR, IF YOU PREFER, KINDLY MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE (WHICH IS POSTAGE PREPAID, IF MAILED IN THE UNITED STATES).